                                                                     Exhibit 4.1

[   NUMBER  ]
[           ]

IntraLinks/TM/                                                       SHARES

Incorporated under the laws of the State of Delaware

COMMON STOCK

CUSIP 46116S 10 2
see reverse side for certain definitions

this certifies that



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF INTRALINKS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[INTRALINKS, INC.]         /s/ William D. Frishberg    /s/ James P. Dougherty
[ CORPORATE SEAL ]         ASSISTANT SECRETARY             PRESIDENT AND
                                                      CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
   ChaseMellon Shareholder Services, L.L.C.

                                TRANSFER AGENT
                                AND REGISTRAR
BY
                                AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT _________ Custodian _________
                                                                    (Cust)             (Minor)
                                                                  under Uniform Gifts to Minors
TEN ENT - as tenants by the entireties
                                                                Act____________________________
JT TEN - as joint tenants with right                                        (State)
         of survivorship and not as
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
[                                    ]

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:____________________________
                                        _______________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT.

SIGNATURE(S) GUARANTEED:

__________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15.